Exhibit 99.1
Engineered for Growth The New ITT Inaugural Investor & Analyst Day October 13, 2011

Today’s Agenda 9:00 – 9:40 The New ITT Denise Ramos 9:40 – 10:00 Industrial Process Robert Pagano Jr. 10:00 – 10:20 Motion Technologies Andrew Jones 10:20 – 10:40 Break – Product Displays 10:40 – 11:00 Interconnect Solutions William Taylor 11:00 – 11:20 Control Technologies Munish Nanda 11:20 – 11:45 Financial Overview Thomas Scalera
11:45 – 12:30 Closing Remarks and Q&A All

Safe Harbor
Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995 (the “Act”): Certain material presented herein includes forward-looking statements intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about the separation of ITT Corporation (“the Company”) into three independent publicly-traded companies (“the companies”), the terms and the effect of the separation, the nature and impact of such a separation, capitalization of the companies, future strategic plans and other statements that describe the companies’ business strategy, outlook, objectives, plans, intentions or goals, and any discussion of future operating or financial performance. Whenever used, words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “target” and other terms of similar meaning are intended to identify such forward-looking statements. Forward-looking statements are uncertain and to some extent unpredictable, and involve known and unknown risks, uncertainties and other important factors that could cause actual results to differ materially from those expressed or implied in, or reasonably inferred from, such forward-looking statements. Factors that could cause results to differ materially from those anticipated include, but are not limited to:
• Economic, political and social conditions in the countries in which we • Our ability to effect restructuring and cost reduction programs and realize savings conduct our businesses; from such actions;
• Changes in U.S. or International government defense budgets; • Government regulations and compliance therewith, including Dodd-Frank
• Decline in consumer spending; legislation;
• Sales and revenues mix and pricing levels; • Changes in technology;
• Availability of adequate labor, commodities, supplies and raw materials; • Intellectual property matters;
• Interest and foreign currency exchange rate fluctuations and changes in • Governmental investigations; local government regulations; • Potential future employee benefit plan contributions and other employment and
• Competition, industry capacity & production rates; pension matters;
• Ability of third parties, including our commercial partners, counterparties, • Contingencies related to actual or alleged environmental contamination, claims financial institutions and insurers, to comply with their commitments to us; and concerns;
• Our ability to borrow or to refinance our existing indebtedness and • Changes in generally accepted accounting principles; and availability of liquidity sufficient to meet our needs; • Other factors set forth in our Annual Report on Form 10 K for the fiscal year
• Changes in the value of goodwill or intangible assets; ended December 31, 2010 and our other filings with the Securities and Exchange
• Our ability to achieve stated synergies or cost savings from acquisitions Commission. or divestitures; • In addition, there are risks and uncertainties relating to the tax-free spinoffs of the
• The number of personal injury claims filed against the companies or the Xylem and ITT Exelis businesses, including the timing and certainty of the degree of liability; completion of those transactions, whether those transactions will result in any tax
• Uncertainties with respect to our estimation of asbestos liability liability, the operational and financial profile of the Company or any of its exposures, third-party recoveries and net cash flow; businesses after giving effect to the spinoff transactions, and the ability of each business to operate as an independent entity.
The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. 3

1. Introducing The New ITT
• Profitable Growth Drivers
• Repeatable Growth Model
2. Operating Segments
3. Financial Overview
4. Closing Remarks and Q&A

The New ITT
We Deliver Highly Engineered & Critical Applications
We Are Leaders in Attractive & Defensible Niches We Are Global & Highly Diversified We Have Established Brands & Channels
We Have a Proven Management System & Leadership Team

ITT Value Defined
Attractive Niches Robust Growth Profile
• Highly Engineered • Balanced Geographies & Cycles
Critical & Harsh Applications
Customized Solutions • Attractive End-Markets
Oil & Gas, Aerospace, Power, Rail, Petrochem, Industrial
• Recognized Brands
• Macro Trend Driven
• Strong Channels Emerging Middle Class, Urbanization, Resource Scarcity
• Repeatable Growth Model
Established Management Team & System
Diverse, Global, Niche, Enduring Impact

Diversified & Balanced Revenue Profile
Uniquely Strong Foundation for Growth

Our Applications
Highly Engineered & Critical

1. Introducing The New ITT
• Profitable Growth Drivers
• Repeatable Growth Model
2. Operating Segments
3. Financial Overview
4. Closing Remarks and Q&A

Profitable Growth Drivers
• Focused Emerging Market Expansion
• Aftermarket Capture
• Investment in
Technology & Innovation
• Premier Customer Experience
• Margin Expansion Through Operational Excellence
• Effective Capital Deployment to Drive Organic & Inorganic Growth

Organic Revenue Growth History
4 Years Outperformed Peers* +5% Annual Average Organic Growth +9% YTD 6/30/2011 Organic Growth
ITT Management System Drives Sustainable Growth
* Peers include AME, ATU, CFX, CR, CSL, DOV, ETN, FLS, IEX, PH, ROP, SPW
For non-GAAP reconciliations, refer to appendix and www.itt.com/ir.

Drivers of Future Revenue Growth
Emerging
Resource Scarcity Macro Markets Trends Growing Large-Scale Energy Creation & Middle Urbanization Efficiency Class
Auto???Strong Macro Trend Alignment
+35% Emerging Market Growth
Aftermarket Expansion
+30% New Products Growth
Targeted Acquisitions in Fragmented Mkts

Emerging Market Growth Drivers
Competitive Advantages
• Highly Respected ITT Brand
• Strong Manufacturing Footprint
• Established Low Cost Sourcing
• Strategic Global Customer Focus
• Experienced Leadership
Growth Opportunities
• Energy & Mining Demand
• Auto Demand in China
• Increased Air Travel
• Advanced Rail Expansion
Nicely Profitable
Well Established
Diversified
Major Investments in Facilities & Capabilities Tremendous Growth Potential

Focused Emerging Market Growth
Strategic Actions & Investments
New R&D Capabilities Manufacturing & Assembly Expanded Selling Capabilities Global Strategic Account Focus

Aftermarket Expansion Strategy
30% Aftermarket Revenue (2011)
• Highly Profitable
• Recurring Revenue Stream
Aftermarket Expansion Areas of Focus
Recent Facilities
Czech Republic Expansion
- Rail & Auto Wuxi, China Build-Out Brazil Saudi Arabia
Advanced
Monitoring & Controls
Driving Plant Performance Services
Targeting New End Markets
• Expanding Global Services Footprint
• Targeting Emerging Market Opportunities

# ITT Innovation


R&D and R&D % Revenues
Millions $
75
50
25
0
3.6%
3.4%
3.2%
3.0%
2.8%
2.6%
2007
2008
2009
2010
2011E

**+9%** Investment CAGR

**~1.3X** Peer Average R&D% Revenue

**+30%** New Products & Technologies *(2011-2014)*

**Expanding R&D Tech Centers**

| Oil & Gas | Energy & Mining | Auto Friction Tech | Aerospace | General Industrial |
|---|---|---|---|---|
| • Process Barrel Pumps<br>• Well-Head Connectors | • Slurry Pump Portfolio<br>• Specialized Valves | • Global Formulations<br>• China R&D Center | • Advanced Actuation<br>• Noise Reduction | • Vibration Isolation<br>• Handheld Connectors |

## Advancing Technologies in Key Markets

ITT

16

Premier Customer Experience
Customer Driven Processes
• Global Strategic Account Initiatives
• Advanced Order Configuration
Integrated Processes
• Supply Chain & Production Processes
• Global Strategic Sourcing
Driven Performance
• Measure Quality and On-Time Delivery
• Improves Working Capital and Customer Satisfaction
Focused on Our
Valued
Customers

Long-Term Customer Relationships

Future Margin Drivers
ITT
Management System Premier Customer Experience Value Based Commercial Excellence Lean Six Sigma Low Cost Region Sourcing Cost Revolution Technology & Innovation

Growth in Fragmented Markets
Organic Growth
• Attractive & Growing End Markets
• Defensible Niche Positions
• Global Reach & Brands
• Strong Platform Positions
• Valuable Aftermarket
Acquisition Growth
• Close to Core
• Technology & Geographic Expansion
• Targets with Revenues Between $15 — $50M
“Valuation Sweet-Spot”

Financial Strength
Post-Spin Capital Allocation
High Growth Industries
Net Legacy Liabilities Strong Cash Flow Spin-Related Funding
No Long-term Debt
Strong Balance Sheet
• >$600M Cash (Mostly International)
• No Long-Term Debt
• Investment Grade
• 4-Year $500 Million Revolver
Focused on Cash Flow Generation
• Prudent Working Capital Management
• Focused on Velocity of Value Creation
• Disciplined Investments
Positioned for Growth

Premier Metric Targets
Long-Term Financial Metrics
• Organic Revenue Growth of 5 to 7%
• Annual Operating EBIT Margin Growth of 50 to 70 bps
• Free Cash Flow Conversion >105%
• EPS Growth of 10 to 15%

1. Introducing The New ITT
• Profitable Growth Drivers
• Repeatable Growth Model
2. Operating Segments
3. Financial Overview
4. Closing Remarks and Q&A

ITT Repeatable Growth Model
Profitable
Growth Engine

ITT Repeatable Growth Stories
5 Strategic Account Wins in Oil & Gas in Last 2 Years
Ford’s #1 Global Friction Supplier
Major Connector Supplier to High-Speed Rail
Content on Every Commercial Boeing Aircraft Platform

Powerhouse Brands

ITT Management System
Data Driven Decision Making
Profitable Resource Operational Leadership & Growth Optimization Excellence Learning
• Value-Based • Premier Resource • Value-Based Lean • Value-Based Management Management Six-Sigma Leadership Development
• Value-Based Product • Portfolio/Capital • Value-Based Goal
Development Allocation Deployment • Partnership for Performance
• Value-Based Commercial Excellence
Drives Drives Drives Drives Organic Capital Operating Leadership Investments Allocation Results

Leadership, Experience and Vision
Board of Directors*
Frank T. MacInnis – ITT Non-Executive Chairman; Chairman and Former Chief Executive Officer, EMCOR Group, Inc.
An ITT director since 2001
Christina A. Gold – Former Chief Executive Officer, The Western Union Company
An ITT director since 1997
Peter D’Aloia – Former Senior Vice President and Chief Financial Officer, American Standard Companies Inc.
Newly elected ITT director
Donald DeFosset , Jr. – Former Chairman, James Hardie Industries N.V.
Newly elected ITT director
Paul J. Kern – Senior Counselor, The Cohen Group
An ITT director since 2008
Linda S. Sanford – Senior Vice President, Enterprise Transformation, IBM
An ITT director since 1998
Markos I. Tambakeras – Former Chairman, President and Chief Executive Officer, Kennametal, Inc.
An ITT director since 2001
Denise Ramos – CEO and President
Denise joined ITT in 2007
Global, Diverse & Experienced 2

A Compelling Value Proposition
That Delivers Results

Total Value Creation
Profitable Growth Drivers
• Focused Emerging Market Expansion
• Aftermarket Capture
• Investment in
Technology & Innovation
• Premier Customer Experience
• Margin Expansion Through Operational Excellence
• Effective Capital Deployment to Drive Organic & Inorganic Growth
Premier Financial Performance

1. Introducing The New ITT
• Profitable Growth Drivers
• Operating Model
2. Operating Segments
3. Financial Overview
4. Closing Remarks and Q&A

Industrial Process
Robert Pagano Jr.

Industrial Process Overview
• Goulds Pumps Brand & Reputation
• Broad Portfolio of Process Pumps
• 40% Aftermarket Revenue
• North American Leader in Chemical
& General Industry Markets
• Global Footprint
• Focus on Total Cost of Ownership

Industrial Process Repeatable Growth Model
Value Creation
New Projects Populate Long-Term Installed Base
Installed Base Drives High-Margin Aftermarket
Proven Reliability and Service Paves Way for New Project Wins

Industrial Process Growth Drivers
Enduring Markets; Resource Scarcity and Sustainability
• Oil & Gas Market
• Mining Market
Emerging Market Growing Middle Class & Infrastructure Expansion
Innovation & Technology
• Energy Efficiency
Industrial Process End Markets (2010 Data) Market Growth Focus (2011-2014)

Industrial Process Emerging Market Growth
Oil & Gas
• Targeted Growth
Brazil Expansion
Middle East / Asia Operations & Sales Support
• Portfolio Expansion
Mining
• Expand Market Presence
Latin America
Australia
• Portfolio Expansion
Grow Strategic Account Base
• Focus on Key Global Customers
Aftermarket Growth
• Expand Global Services Footprint to Leverage Growing Installed Base
• Focus on Lowering Customer Total Cost of Ownership
• Expand Plant Performance Service

Industrial Process Innovation & Technology
Driving Core Strengths into Key Vertical Markets 3

Industrial Process – Oil & Gas Growth Story
O&G Initiative Begins
• Engineering Core Strengthened
• Hydraulic Portfolio Expanded
• High Energy Test Facility Built
Packaging Footprint in Saudi Arabia
Strategic Agreement with Chevron
Brazil Footprint Acquired
2011 Brazil Growth Expansion
Strategic Agreements Saudi Aramco & Shell

Industrial Process Aftermarket Innovation
Total Cost of Ownership
Plant Performance Services
Monitoring
& Controls
• Initial Cost Only 10% of
Life-Time of Equipment
• Energy Performance Services
• Upgrade Engineering
• ProActivity
• PumpSmart • iAlert
• ProSmart

Industrial Process Recap
Competitive Advantages
• Goulds Pumps Brand & Reputation
• Broad Portfolio of Process Pumps
• Strong North America Core Base
• Global Footprint Value Opportunities
• Trusted Partner with Customers Creation • Oil & Gas in Emerging Markets
• Mining to Support Emerging Markets
• Aftermarket Expansion
• Focus on Total Cost of Ownership Through Innovation

Motion Technologies
Andrew Jones

Motion Technologies Overview
Competitive Advantages
• Material Science Expertise
• Strong Brand Recognition
• Efficient Production Capability
• 45% Aftermarket Revenue
• Low Cost Region Footprint
• Reputation for Quality

Motion Technologies Repeatable Growth Model
Value Creation
Long-Term OEM Production Platform Wins
High-Margin OES & Aftermarket for Each Platform
Reputation & Performance Pave Way for New Platform Wins

Motion Technologies Strategic Growth
Private Transportation
• Global Expansion
Drive Technology & Innovation
Expand in Emerging Markets
• Service Global Customers in China
Drive North American Share Gains
• Expand Premium Aftermarket
Leverage Global Footprint
New Product Offerings
Public Transportation
• Expand Capabilities for Railway Dampers
Strategic Footprint
• Czech Republic
• Wuxi, China
Localized Engineering for Emerging Markets
Aftermarket Expansion

Motion Technologies Emerging Markets
China
Automotive — Fastest Growing Auto Market
• Expand Wuxi, China Facility to Produce for Global Customers
• Produce for US Export
• Establish Technical Center for Local Customer Needs
Rail & Bus — Growth Driven by Urbanization
• Leverage Wuxi, China Facility
• Align Portfolio with High-Speed Rail
• Expand Offerings to Serve Growing Metro Applications
Eastern Europe
Automotive & Rail
• Czech Republic Facility to Meet Aftermarket Demand
• Transfer Certain Product Lines to Capitalize on LCR Facility
Brazil
Automotive & Rail
• Infrastructure Investments to Support World Games
• Leverage Existing European Customer Relationships to Serve Local Market
India
Rail
• Focus on Penetration of Locomotive and Metro Segments
Tremendous
Global Growth
Potential

Motion Technologies Strategic Account Focus
Current Platforms
Strategic Accounts Drive Global Growth
Motion Technologies Production Efficiency
Best-in-class Manufacturing Technologies Integrated Process Engineering Zero Defect – Highest Quality Policy
• In-line, Automated Control Systems Ensure the Constant Quality and Reliability of Our Products
– ISO TS 16949 Automotive Quality Certification
– ISO 9001:2008 QMS Certification
– ISO 14001 Environmental Certification
– IRIS International Railway Industry Standard Qualification

Motion Technologies Technology & Innovation
• Zero-Copper Pads
• Biodegradable Oils Implementation
• Organic Fibers & Recycled
Material Science • Heat Management & Weight Reduction for Dampening Solutions
• Electric Parking Brake Material
Development • Design to Cost Implementation
• Design to Cost Implementation

Motion Technologies — Friction Technology Story
Technology Drives 4X Market Growth

Motion Technologies Recap
Competitive Advantages
• Material Science Expertise
• Efficient Production Capability & Operational Excellence
• Low Cost Region Footprint
• Strong Brand Recognition Value Opportunities
• Reputation for Quality Creation • Global Strategic
• Process and Product Customers in China Innovation • Aftermarket Expansion
• Penetrate US Market
• Leverage LCR Footprint
• Global Platform Wins

Interconnect
Solutions
William Taylor

Interconnect Solutions Overview
Competitive Advantages
• Strong Cannon Brand
• Engineering Capability to Configure Technology Building Blocks into Customer Solutions
• Broad Product Portfolio
• Global Manufacturing Footprint

Interconnect Solutions Repeatable Growth Model
Value Creation
Ability to Nimbly Develop Harsh Environment Solutions
New Long-Term Production Platform Wins
Reputation & Performance Pave Way for New Platform Wins

Interconnect Solutions Growth Drivers
Macro Trend Alignment Innovation & Technology
• Growing Population • +13% CAGR in New Product Revenue
• Aging Infrastructure Geographic Expansion
• Energy Creation & Efficiency • +19% CAGR in Emerging Markets

Interconnect Solutions Strategic Growth
Extend Harsh Environment Leadership
• Expand Portfolio & Platform Capabilities
• Further Penetrate Oil & Gas
• Leverage Leading Brands
• Significant Emerging Market Expansion Opportunities
Target Specialized Connector Applications
• Handheld Market Expansion
• Leverage Relationships to Better Understand Design Requirements
• Drive Innovation
Optimize Cost Structure
• Selective Vertical Integration
• Increase Localized Assembly
• Increase Emerging Market Manufacturing

Interconnect Solutions Emerging Market Growth
China
Rail, Handheld Medical and General Industrial Markets
• Leverage Established World-Class Shenzhen Facility
• Expand Local Engineering and Technical Expertise
Middle East Oil & Gas
• Leverage Existing Robust Distribution Network
• Leverage Footprint
• Partner with IP to Leverage Customer Relationships
Brazil
Oil & Gas, Aerospace & Rail
• Partner with Other Businesses to Leverage Customer Relationships
• Expand Product Portfolio for Localization
• Leverage Mexico Facility

Interconnect Solutions Innovation & Technology
Composite Materials Plating Chemistry Coupling Mechanisms
Contact Geometry Sealing Filtering
Driving Core Strengths into Key Vertical Markets 5

Interconnect Solutions – Electric Vehicle Story
EV Initiative Begins ICS Develops ICS to Develop 2nd Generation
• Identified Attractive Growth USA Standard Coupler – Lower cost & Segment Charge Coupler improved ergonomics
• Manufacturing in ICS Qualified at
Shenzhen,China 75Amps for high power charging
ICS to Launch Euro & Launch China Spec Charge Customers in Couplers IEC & GB NA & Europe ICS Develops High • Large Order Efficiency Power (HEP) obtained from Contact Technology AeroVironment

Interconnect Solutions Recap
Competitive Advantages
• Extensive Technology Portfolio and Broad Product Base
• Macro Trend Driven
Growth Opportunities
• Premier Brands Value
• Significant Emerging
• Global Engineering and Creation Market Opportunities Manufacturing Footprint
• Expand Harsh Environment Portfolio
• Platform Build-Out Utilizing Standard Designs
• Cost Structure Optimization

Control Technologies
Munish Nanda

Control Technologies Overview
Competitive Advantages
• Market Leading Technologies
• Application Engineering Expertise
• 30% Aftermarket Revenue
• Strong Global Relationships
• Extensive Portfolio of Qualified Products
• Mission Critical Applications Throughout Product Life-Cycle

Control Technologies Repeatable Growth Model
Value Creation
Differentiated Engineering Drives New Wins
New OEM Long-Term Production
Wins for Entire Product Life-Cycle
Long-Term Aftermarket Produces High-Margins

Control Technologies Growth Drivers
Emerging Market Macro Trend Alignment Aftermarket Expansion
• Increased Air Travel • Aerospace
• Growing Population • Energy Absorption
• Large-Scale Urbanization
• Energy Efficiency

Control Technologies Strategic Growth
Expand Aerospace Leadership
• Actively Grow Aftermarket
• Invest in Technologies & Innovation to Win Next Generation Applications
Smart Actuation
Noise Systems Engineering
• Leverage Customer & Platform Relationships
• Grow with Customer Base Serving Emerging Markets
Drive Energy Absorption & Controls
• Target Selective Markets & Applications
Energy, Medical, Automation
• Expand in Emerging Markets
• Leverage Custom Application Capabilities

Control Technologies Emerging Market Growth
China
Aerospace & Energy Absorption
• Leverage Wuxi Facility for Localized Products
• Leverage Distribution Network
• Further Expand Relationship with COMAC (Aero)
India
Power Generation & Energy Absorption
• Leverage Expanded Distribution Network
• Localized Engineering for Alternate Energy and Industrial Shocks
• Increase Front-End and Local Production
Brazil
Aerospace & Power Generation
• Further Expand Relationship with Embraer
• Leverage ITT Brand and Global Footprint

Control Technologies Technology & Innovation
Industrial Aerospace
• Leverage Standard Platforms for • Smart Actuation Platforms Customized Solutions
• Light-Weight Materials
• Localize Products & Components
• Plug & Play Technology • Next-Gen Seat Actuation System
• Web-Based Product Configurator • Noise Isolation
• ECO Technology

Control Technologies Industrial Energy
Absorption Growth Story
Highly Engineered Solutions

Control Technologies Noise Isolation
Growth Story
Proprietary, Market Leading Solutions

Control Technologies Aerospace Industry Profile
Airlines
Airframers
Tier 1
Systems Suppliers
Subsystem
Components Suppliers
Component Suppliers

Control Technologies Recap
Competitive Advantages
• Market Leading Technologies
• Application Engineering Expertise
• Strong Global Relationships
• Extensive Portfolio of Qualified
Products Value
• Strong Aerospace Aftermarket Opportunities
• Mission Critical Applications Creation • Further Penetrate Throughout Product Life-Cycle Emerging Markets
• Extend Leadership in Aerospace & Energy Absorption
• Expand Aftermarket Offerings

1. Introducing The New ITT
• Profitable Growth Drivers
• Repeatable Growth Model
2. Operating Segments
3. Financial Overview
4. Closing Remarks and Q&A

Financial Overview
Thomas Scalera

Repeatable Finance Model
Sustainable
Value Creation

Financial Overview
ITT Management System
• Data Driven Decision Making
• Focused Enterprise Risk Management
Liquidity and Cash Management
• Maintain Investment Grade
• Strong Balance Sheet
• 4-Year $500 Million Revolver
• Dividend Policy In-Line with Growth-Oriented Peers
Differentiated Investments
• Disciplined Organic Growth Investments
• Focused Acquisitions in $15M-$50M Revenue Range
Disciplined
Financial
Leadership

Revenue Growth
• ~5% Total Revenue CAGR (‘07-’11) • Significant Emerging Market Growth
• +9% YTD 6/30/2011 Organic Growth • Enduring Demand Drivers
• Premier Revenue Performance • Balanced Cyclicality

Segment Operating Income
• Focused Deployment of • Operational Excellence ITT Management System
• Leverage Low Cost Region Footprint
• Premier Customer Experience
• Cost Revolution
• Value Based Commercial Excellence

Operating EBITDA
• Focused Working Capital Management • Improved Velocity of Value Creation
• Leveraging World Class Shared Services • Disciplined Investments

Net Asbestos Financial Overview
Balance Sheet
9/30/2011 Gross Liability $1,659 Asset $ (952)
Net Liability $707
Preliminary After-Tax Financial Impacts**
YTD 2008 2009 2010 2011 Net-Asbestos Provision $9 $17 $34 $30 Net-Asbestos Remeasurement — 131 205 25 Total Net Asbestos Expense $9 $148 $239 $55 Net-Asbestos Cash Outflows $8 $4 $ — N/A
*Projected, Average, Annual, Net, After-tax Cash Outflows
**After-Tax Expense from Continuing Operations
N/A – Not available as of the date of this presentation
• $15M* Avg. Annual Outflows Over Next 5 Years
• $30M* Avg. Annual Outflows Over Subsequent 5 Years
($19M — $47M Annual Range)
• 10-Year Undiscounted Net Liability Projection
Enterprise Risk Management Focus
For non-GAAP reconciliations, refer to appendix and www.itt.com/ir.

Long-Term Capital Deployment
Strategic Fit
• Sustainable Value Creation
• Close to Core & Defensible Niches
• Geographic Expansion
• Key Technologies
Value Creation
Financial Criteria
• Strong ROIC
• Reasonable Payback Period
• Returns > Risk Adjusted Cost of Capital
• EVA + Positive in 3 to 4 Years
Disciplined Deployment Strategy

Differentiated Future Investments
Emerging Markets
• China Auto R&D
• China Auto Production
Aftermarket Capture
• Czech Republic Expansion Auto & Rail
Energy & Mining
• Korea Expansion
• Saudi and Brazil Footprint
Productivity
• Connector Component In-sourcing
Aerospace
• Localized Emerging Market Components & Capabilities
• Connector Platforms
Auto & Transportation
• Friction Material Formulation
General Industrial
• Specialized Medical Connectors
Energy & Mining
• Customized Oil & Gas Solutions
• Oil & Gas and Mining Product Development
Investing in Long-Term Growth

M&A Strategy
Criteria
• Meets Financial Criteria
• Accretive to EPS in First Year
• Close-to-Core & Defensible Niches
• Geographic Expansion
• Fills Technology Gaps
Target Revenues $15M-$50M
Team Capabilities
• +$10B in Successful Deals
• 16 Years = Average Experience
• Proven Integration Plans
• Execution Track Record in Emerging and Developed Markets
Focus Areas
• Oil & Gas and Power Geographic Expansion
• Emerging Market Expansion
• Harsh Environment Connector Technology
• Selective Aerospace Components
• Energy Absorption
• Aftermarket Capabilities
• Selective Rail
• JV’s & Alliances
Several Close-to-Core Opportunities

Premier Metric Targets
Long-Term Financial Metrics
• Organic Revenue Growth of 5 to 7%
• Annual Operating EBIT Margin Growth of 50 to 70 bps
• Free Cash Flow Conversion >105%
• EPS Growth of 10 to 15%
Sustainable
Value
Creation

Financial Recap
Leverage Proven Management System & Team
• Maintain Strong Corporate Governance Practices & Processes
• Active Risk Management
Effective Separation of Integrated Activities
Target Margin Expansion and Cash Flow Generation
Differentiated Organic Investments
Focused M&A in Fragmented Markets

1. Introducing The New ITT
• Profitable Growth Drivers
• Repeatable Growth Model
2. Operating Segments
3. Financial Overview
4. Closing Remarks and Q&A

Appendix
Leadership, Experience and Vision
Denise Ramos – CEO and President
Denise joined ITT in 2007 from Furniture Brands. She brings a broad range of financial experience, having held executive positions in the consumer and oil industries. In her current role as CFO, she is responsible for all aspects of financial management and reporting for ITT’s global operations.
Aris Chicles – Strategy
Aris joined ITT in 2006 from American Standard as the company’s first director of corporate strategy. Calling on a
20-year career in the field, he has overseen a series of strategic acquisitions and divestitures that has better positioned ITT’s business portfolio for growth.
Burt Fealing – General Counsel & Corporate Secretary
Burt joined ITT as Corporate Secretary in January 2010 from SUPERVALU INC. He previously held numerous leadership and GC roles at Verizon Communications, advising on corporate and securities issues as well as regulatory compliance and restructuring.
Andrew Jones – Interim President Motion Tech
Andrew joined the company in 1985 and assumed his most recent role leading MT’s public transportation business in 2009. He previously led the ICS business in Europe and Asia and managed marketing, sales, business development and operations across a number of ITT businesses.
Munish Nanda – President Control Tech
Munish joined ITT in 2008, and most recently served as Vice President of Operational Excellence and Global Supply Chain for the Fluid and Motion Control Group. He previously held operating leadership positions with Thermo Fisher Scientific Corporation and Honeywell.
Robert Pagano – President Industrial Process
Bob joined ITT in 1997 as VP Finance & Group Controller after the acquisition of Goulds Pumps. Bob became President of Industrial Products in 2002 to restructure the business for growth and in 2004 was appointed ITT Corporate Controller and later VP of Finance. In 2009, he returned to assume leadership of an expanded ITT Industrial Process business.
Thomas Scalera – CFO
Tom joined ITT in 2006, as Director of Financial
Planning and Analysis and later led the IR team and was promoted to Vice President. He has held senior financial roles with Dover Corporation, R.R. Donnelley, and PricewaterhouseCoopers, LLP.
William Taylor – President Interconnect Solutions
Bill joined ITT in January 2003 from Delta companies where he was President. Prior to his current leadership of ICS, he led the Industrial Process business and ITT China. Earlier in his career he held quality assurance, strategic planning, and marketing roles with Sundyne Corporation, a division of Hamilton Sundstrand.

Key Performance Indicators and Non-GAAP Measures
Management reviews key performance metrics including sales and revenues, segment operating income and margins, earnings per share, orders growth, and backlog, among others, in connection with managing the business. In addition, we consider the following non-GAAP measures to be key performance indicators:
Pro Forma Revenues are defined as reported GAAP revenues adjusted for the benefit of certain historical transactions between ITT and Exelis and Xylem that were previously eliminated in consolidation.
Organic Sales are defined as reported GAAP sales and revenues excluding the impact of foreign currency fluctuations and contributions from acquisitions and divestitures (for the first 12 months). Divestitures include sales of insignificant portions of our business that did not meet the criteria for classification as a discontinued operation. The Company believes that Pro Forma Revenues and Organic Sales provide useful measures of the operation’s underlying revenue performance after adjusting for historical revenues to Exelis and Xylem, foreign exchange, acquisitions and divestitures that may impact comparability. The Company utilizes Organic Sales and Pro Forma Revenues to measure, evaluate and manage the Company’s revenue performance. The Company’s definition of Pro Forma Revenue and Organic Sales may not be comparable to similar measures utilized by other companies.
Adjusted Segment Operating Income and Adjusted Segment Operating Margin are defined as GAAP Segment Operating Income and Operating Margin, adjusted for Special items and pro forma adjustments. Special items represent significant charges or credits that impact current results, but may not be related to the Company’s ongoing operations and performance. Pro forma adjustments reflect the benefit of certain historical transactions between ITT and Exelis and Xylem that previously eliminated in consolidation.
Adjusted Free Cash Flow is defined as GAAP Net Cash Flow — Operating Activities less Capital Expenditures and other Special Items. Free Cash Flow should not be considered a substitute for income or cash flow data prepared in accordance with GAAP. The Company’s definition of Free Cash Flow may not be comparable to similar measures utilized by other companies. Management believes that Free Cash Flow is an important measure of performance and it is utilized as one measure of the Company’s ability to generate cash. Note that due to other financial obligations and commitments, the entire Free Cash Flow amount may not be available for discretionary purposes.
Operating EBIT and Operating EBIT Margin are defined as operating income and margin, adjusted for special items that may include, but are not limited to, non-operating items, and transformation costs, and pro forma adjustments. Special items represent significant charges or credits that impact current results, but may not be related to the Company’s ongoing operations and performance. Pro forma adjustments relate to certain historical transactions between ITT and Exelis and Xylem that previously eliminated in consolidation.
EBITDA and EBITDA Margin are defined as operating income and margin before depreciation, amortization and stock based compensation, adjusted for special items that may include, but are not limited to, non-operating items, and transformation costs, and pro forma adjustments. Special items represent significant charges or credits that impact current results, but may not be related to the Company’s ongoing operations and performance. Pro forma adjustments relate to certain historical transactions between ITT and Exelis and Xylem that previously eliminated in consolidation..
Management believes that the above metrics are useful to investors evaluating our operating performance for the periods presented, and provide a tool for evaluating our ongoing operations and our management of assets held from period to period. These metrics, however, are not a measure of financial performance under GAAP and should not be considered a substitute for sales and revenue growth (decline), or cash flows from operating, investing and financing activities as determined in accordance with GAAP and may not be comparable to similarly titled measures reported by other companies.

New ITT Co Non-GAAP Reconciliation Pro Forma Revenue vs. Organic Revenue Full Year 2007-2010
(unaudited)
($ Millions) (Pro Forma Revenue) (As Adjusted — Organic)
(A) (B) (C) (D) (E) = B+C+D (F) = E / A Acquisition / Revenue Revenue % Change Divestitures FX Contribution Change % Change 2010 12M 2010 12M 2009 2010 vs. 2009 2010 vs. 2009 12M 2010 12M 2010 Adj. 10 vs. 09 Adj. 10 vs. 09
New ITT Co 1,924 1,788 136 8% (4) 19 151 8%
Industrial Process 694 719 (25) -3% (5) (9) (39) -5% Motion Technologies 548 491 57 12% 0 25 82 17% Interconnect Solutions 413 341 72 21% 0 3 75 22% Control Technologies 275 243 32 13% 1 0 33 14%
Acquisition /
Revenue Revenue % Change Divestitures FX Contribution Change % Change 2009 12M 2009 12M 2008 2009 vs. 2008 2009 vs. 2008 12M 2009 12M 2009 Adj. 09 vs. 08 Adj. 09 vs. 08
New ITT Co 1,788 2,151 (363) -17% 19 54 (290) -14%
Industrial Process 719 816 (97) -12% 0 16 (81) -10% Motion Technologies 491 562 (71) -13% 0 30 (41) -7% Interconnect Solutions 341 453 (112) -25% 0 6 (106) -23% Control Technologies 243 322 (79) -25% 19 1 (59) -18%
Acquisition /
Revenue Revenue % Change Divestitures FX Contribution Change % Change 2008 12M 2008 12M 2007 2008 vs. 2007 2008 vs. 2007 12M 2008 12M 2008 Adj. 08 vs. 07 Adj. 08 vs. 07
New ITT Co 2,151 1,785 366 21% (149) (58) 159 9%
Industrial Process 816 704 112 16% 0 (9) 103 15% Motion Technologies 562 495 67 14% 0 (37) 30 6% Interconnect Solutions 453 426 27 6% 0 (12) 15 4% Control Technologies 322 160 162 101% (149) (1) 12 8%
Acquisition /
Revenue Revenue % Change Divestitures FX Contribution Change % Change 2007 12M 2007 12M 2006 2007 vs. 2006 2007 vs. 2006 12M 2007 12M 2007 Adj. 07 vs. 06 Adj. 07 vs. 06
New ITT Co 1,785 1,464 321 22% (62) (40) 219 15%
Industrial Process 704 596 108 18% 0 (4) 104 17% Motion Technologies 495 406 89 22% 0 (27) 62 15% Interconnect Solutions 426 380 46 12% 0 (11) 35 9% Control Technologies 160 83 77 93% (62) 1 16 19%
* Unaudited pro forma derived from previously reported Reg-G organic revenue schedules that supported the applicable investor relations earnings slides.

New ITTCo Non-GAAP Reconciliation
Pro Forma Revenue and Adjusted Segment Operating Income and Margin Full Year 2007 — 2010 / YTD Q2 2011
($ Millions — Unaudited)
YTD Q2 2007 2008 2009 2010 2011 Revenue
Total Segment Revenues $1,785 $2,153 $1,794 $1,930 $1,095 Less: Intercompany Eliminations (17) (21) (24) (22) (9) Consolidated Revenue — GAAP $1,768 $2,132 $1,770 $1,908 $1,086
Adjustments
Pro Forma (a) 17 19 18 16 6
Pro Forma Consolidated Revenue $1,785 $2,151 $1,788 $1,924 $1,092
Segment Operating Income
GAAP $255 $281 $171 $230 $156
Adjustments
Restructuring and Realignment 11 44 48 4 2 Pro Forma (a) — 7 6 5 2 Total Adjustments $11 $51 $54 $9 $4
Adjusted Segment Operating Income $266 $332 $225 $239 $160
Adjusted Segment Operating Margin 14.9% 15.4% 12.6% 12.4% 14.7%
Note:
(a) Pro forma amounts reflect the benefit of transactions between ITT and Exelis and Xylem that previously eliminated in consolidation.

Non-GAAP Reconciliation
Adjusted Segment Operating Income to Operating EBIT Full Year 2007 - 2010 / Q2 YTD 2011
($ Millions — Unaudited)
2007 2008 2009 2010 2011 Total Adjusted Segment Operating Income $266 $332 $225 $239 $160
Less Corporate Costs after Adjustments (a):
Corporate G&A 37 45 55 36 19 Corporate Restructuring & Realignment — (4) — - -Information System Initiatives (b) — - (1) (4) (4) Other Expense / (Income) 10 16 2 — 9 Total Corporate Costs $ 47 $57 $56 $32 $24
Operating EBIT $219 $275 $169 $207 $136
Operating EBIT Margin 12.3% 12.8% 9.5% 10.8% 12.5%
Notes:
(a) Corporate costs exclude the following:
Information System Initiatives (b) $ — $ — $ — $ — $55 Asbestos Remeasurement (c) $ — $ — $ 210 $330 $ -Asbestos Provision (d) $14 $14 $28 $55 $32
(b) Information System initiatives which were terminated as a result of the Transformation. (c) Effect of annual asbestos reassessment.
(d) 2007 & 2008 reflects adjustment related to pending claims. 2009, 2010 and YTD 2011 reflect effect of maintaining rolling 10- year net asbestos liability.

Non-GAAP Reconciliation
Operating EBIT, Operating EBITDA and Margin Full Year 2007 — 2010 / Q2 YTD 2011
($ Millions — Unaudited)
YTD Q2 2007 2008 2009 2010 2011 Operating Income
GAAP $194 $206 $ (124) $ (191) $41
Adjustments
Restructuring and Realignment $11 $48 $48 $4 $2 Pro Forma (a) — 7 6 5 2 Information System Initiatives (b) — - 1 4 59
Asbestos Remeasurement (c) — - 210 330 -Asbestos Provision (d) 14 14 28 55 32 Total Asbestos Expense $14 $14 $238 $385 $32
Total Adjustments $25 $69 $293 $398 $95
Operating EBIT $219 $275 $169 $207 $136
Depreciation $57 $54 $52 $28 N/A
Amortization and Stock Based Compensation 18 25 27 9
Operating EBITDA N/A $350 $248 $286 $173
Operating EBITDA Margin N/A 16.2% 13.9% 14.9% 15.8%
Notes:
(a) Pro forma amounts reflect the benefit of transactions between ITT and Exelis and Xylem that previously eliminated in consolidation.
(b) Information System initiatives which were terminated as a result of the spinoffs.
(c) Effect of annual asbestos reassessment.
(d) 2007 & 2008 reflects adjustment related to pending claims. 2009, 2010 and YTD 2011 reflect effect of maintaining rolling 10- year net asbestos liability.
N/A — Not available as of the date of this presentation.

New ITTCo Non-GAAP Reconciliation
Adjusted Segment Operating Income and Margin Full Year 2007 — 2010 / YTD Q2 2011
($ Millions — Unaudited)
YTD Q2 2007 2008 2009 2010 2011 Industrial Process Operating Income
GAAP Operating Income $102 $114 $72 $79 $51
Adjustments
Restucturing and Realignment 2 19 16 1 -Pro Forma (a) — 4 4 3 1 Total Adjustments $2 $23 $ 20 $4 $1
Adjusted Operating Income $104 $137 $92 $83 $52
Adjusted Operating Margin 14.8% 16.7% 12.8% 11.9% 14.2%
Motion Technologies Operating Income
GAAP Operating Income $84 $82 $48 $85 $49
Adjustments
Restucturing and Realignment 2 8 22 — -Pro Forma (a) — - — - -Total Adjustments $2 $8 $22 $ - $ -
Adjusted Operating Income $86 $90 $70 $85 $49
Adjusted Operating Margin 17.4% 16.0% 14.3% 15.5% 14.1%
Note:
(a) Pro forma amounts reflect the benefit of transactions between ITT and ITT Exelis and Xylem that previously eliminated in consolidation.

New ITTCo Non-GAAP Reconciliation
Adjusted Segment Operating Income and Margin Full Year 2007 - 2010 / YTD Q2 2011
($ Millions — Unaudited)
2007 2008 2009 2010 2011 Interconnect Solutions Operating Income
GAAP Operating Income $34 $42 $19 $37 $27
Adjustments
Restucturing and Realignment 7 8 7 1 -Pro Forma (a) — 3 2 2 1 Total Adjustments $7 $11 $9 $ 3 $1
Adjusted Operating Income $41 $53 $28 $40 $28
Adjusted Operating Margin 9.6% 11.7% 8.2% 9.8% 12.8%
Control Technologies Operating Income
GAAP Operating Income $35 $43 $32 $29 $29
Adjustments
Restucturing and Realignment — 9 3 2 2 Pro Forma (a) — - — - -Total Adjustments $ — $9 $3 $ 2 $2
Adjusted Operating Income $35 $52 $35 $31 $31
Adjusted Operating Margin 21.9% 16.1% 14.4% 11.3% 19.1%
Note:
(a) Pro forma amounts reflect the benefit of transactions between ITT and ITT Exelis and Xylem that previously eliminated in consolidation.

Asbestos — Financial Impacts on Continuing Operations Updated Through 9/30/11
($ Millions — Unaudited)
YTD Q3 2009 2010 2011*
As Reported
Net Annual Asbestos Remeasurement (a) $210 $330 $41 Net Asbestos Provision (b) 28 55 48 Total Net Asbestos Expense $238 $385 $89
Adjustm djust ent — Tax Effect
Net Annual Asbestos Remeasurement $79 $125 $16 Net Asbestos Provision 11 21 18 Total Net Asbestos Expense $90 $146 $34
After-Tax Effect
Net Annual Asbestos Remeasurement $131 $205 $25 Net Asbestos Provision 17 34 30 Total Net Asbestos Expense $148 $239 $55
* Preliminary
Notes:
(a) Effect of annual asbestos reassessment.
(b) Reflects effect of maintaining rolling 10- year net asbestos liability.